SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
24. SUBSEQUENT EVENTS

(a) Disposal of a subsidiary

In December 2016 and January 2017, the Group entered into agreements with a third party to divest all of the equity interest of Ruifeng. The divestment closed in March 2017, as the control power has been transferred as well as Business Registration has been completed.

(b) Investment

In January of 2017, the Group entered into agreements with original shareholders of Launcher to invest RMB 25,450 to exchange 9.38% of the non-controlling equity interests. After the additional investment, the Group will hold 60.38% of the equity interest.

(c) Potential Impact from Divestments of FL Mobile and Showself:

As disclosed in Note 1(b), the Company entered into definitive agreements to sell FL Mobile and Showself’s live social video business (“Showself”), which both represent a significant portion of the Group’s operations. The proposed divestments did not qualify as held for sale pursuant to ASC 205-20 as of December 31, 2016. However, since these divestments would have a significant effect on the future operating results or would cause the financial information reported currently to not necessarily be indicative of future operating results, the following key financial data is quantified for better understanding of the impact of these divestments: The total net revenues, net income attributable to NQ Mobile, and its non-controlling interests from FL Mobile for the year ended December 31, 2016 was US$175,529, US$32,363 and US$12,560, respectively. The total net revenues, net income attributable to NQ Mobile, and its non-controlling interests from Showself for the year ended December 31, 2016 was US$110,699, US$9,535 and US$4,593, respectively.

In addition, as Showself consists one of the components within the Security and Others reporting unit, in accordance with ASC 350-20-40-7, when only a portion of goodwill is allocated to a business to be disposed of, the goodwill remaining in the portion of the reporting unit to be retained shall be tested for impairment. Therefore, there may be additional impairment loss for the remaining portion of the Security and Others reporting unit upon consummation of the divestment of Showself. A pro-forma additional impairment loss was computed as if the Showself had been sold on November 1, 2016. The pro-forma amount of additional goodwill impairment loss expected to be recognized if Showself were disposed on November 1, 2016 amounted to US$82,300 (Unaudited).

Pro-forma investment gain from the disposal of FL Mobile and Showself was calculated as if both businesses were sold on December 31, 2016. The pro-forma amount of investment gain expected to be recognized if both FL Mobile and Showself were disposed on December 31, 2016 is US$317,000 (Unaudited).

(d) Stock Purchase Option and Agreement

In March of 2017, the Group entered into an option agreement with Tongfang Investment Fund Series SPC (the “Investor”), an affiliate of Tsinghua Tongfang. The agreement gives the Investor an option to subscribe for US$100,000 value of class A common shares of the Company at the price of US$1.05 per share, or US$5.25 per ADS. The Investor has three months after the date of the full payment of the purchase price for the 63% equity interests in FL Mobile in order to exercise the option.

In March of 2017, the Group also announced that the proposed investment of US$101,000 from management is expected to take place within three months following the consummation of the sale of FL Mobile. This management purchase is for the purchase of up to a maximum of 96,000,000 class A common shares of the Company for a maximum aggregate consideration of approximately US$100,800 in cash, representing a purchase price of US$1.05 per share, or US$5.25 per ADS.